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                                                                   EXHIBIT 23.4


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 4, 1994 on the Financial Statements of United Waste Service, Inc. included in Republic Waste Industries, Inc.'s Form 8-K dated October 17, 1995 and to all references to our Firm included in this registration statement.


                                                        JONES AND KOLB

Atlanta, Georgia,
 October 26, 1995.